Loan No. 503850187

Park Plaza II Building

INDEMNITY GUARANTY AGREEMENT

THIS INDEMNITY GUARANTY AGREEMENT (“Guaranty”) is made as of the 16th day of February, 2006 by PARK PLAZA II, L.L.C., a Delaware limited liability company, having an address at c/o Columbia Equity Trust, Inc., 1750 H Street, NW, Suite 500, Washington, DC 20006 (“Guarantor”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, and its successors and/or assigns, whose address is Commercial Real Estate Services, 8739 Research Drive URP – 4, NC 1075, Charlotte, North Carolina 28262 (“Lender”).

RECITALS

A. Lender has agreed to loan to Park Plaza II Investors, L.L.C., a Delaware limited liability company, (the “Borrower”) the principal sum of Twenty-Four Million Two Hundred Ninety and No/100 Dollars ($24,290,000.00) (the “Loan”), as evidenced by that certain Fixed Rate Note (the “Note”), of even date herewith, from Borrower payable to the order of Lender in the principal amount of the Loan.

B. It is the intention of the Guarantor, and a condition to Lender’s willingness to make the Loan, that the Guarantor be liable for and unconditionally and irrevocably guarantee the payment of all of the indebtedness evidenced by the Loan as hereinafter provided upon the occurrence of an Event of Default (as defined in the Note).

C. This Guaranty is secured by that certain Leasehold Indemnity Deed of Trust and Security Agreement (the “Deed of Trust”), of even date herewith, from Guarantor to a certain trustee named therein for the benefit of Lender, pursuant to which Guarantor grants to Lender a first lien deed of trust on certain property and a certain leasehold interest described therein (the “Property”).

D. Guarantor has a financial interest in the Borrower and will benefit materially from the granting of the Loan by Lender to Borrower.

E. The Loan Documents (as defined and described in the Note) include this Guaranty, the Note, the Deed of Trust, and such other documents described in the Deed of Trust as “Loan Documents”.

THEREFORE, to induce Lender to enter into the Loan Documents and to make the Loan, and in consideration thereof, Guarantor unconditionally guarantees and agrees as follows:

1. Guaranty. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees and promises to pay to Lender or order, on demand, in lawful money of the United States of America, in immediately available funds upon the occurrence of an Event of Default by the Borrower (i) the due and punctual payment in full (and not merely the collectibility) of the principal, interest and premiums, if any, on the Note, and the indebtedness evidenced thereby, whether on any payment date set forth in the Note or at the Maturity Date (as defined in the Note) or accelerated maturity, all according to the terms of the Note: (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with the Note, the Deed of Trust or any other Loan Document; and (iii) the due and punctual performance of all of the other terms, covenants and conditions contained in the Note on the part of Borrower to be performed.

2. Remedies. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations together with interest thereon at the rate of interest applicable to the principal balance of the Note.

3. Rights of Lender. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of an Event of Default under the Loan Documents; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents; (d) otherwise modify, amend, supplement or replace from time to time the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Note or changes in the terms and conditions by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (Guarantor acknowledges that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the Maturity Date of the Note where no Event of Default has occurred under the Loan Documents; (e) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (i) assign this Guaranty in whole or in part in connection with an otherwise permissible sale of the Loan and (j) perform the other acts specified in Section 16.1(b) of the Deed of Trust.

4. Guarantor’s Waivers. Guarantor waives: (a) any defense based upon any legal disability or duress of Borrower or any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay all sums payable under the Note or any of the other Loan Documents; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (f) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (g) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (h) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; and (i) presentment, demand, protest and notice of any kind. Guarantor agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder.

5. Guarantor’s Warranties. Guarantor warrants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and Lender has made no representation to Guarantor as to any such matters; and (d) Guarantor has not and will not, without the prior written consent of Lender, or in accordance with the provisions set forth in Section 5.3 of the Deed of Trust, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein, other than in the ordinary course of Guarantor’s business.

6. Subordination. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor; provided that such instruments shall be reassigned to Guarantor ninety-one (91) days after the Loan shall have been repaid in full and the Deed of Trust shall have been released. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

7. Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder; provided that such claims shall be reassigned to Guarantor ninety-one (91) days after the Loan shall have been paid in full and the Deed of Trust shall have been released. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

8. Disclosure of Information; Participations. Guarantor agrees that Lender may elect, at any time, to sell, assign, participate or securitize all or any portion of Lender’s rights and obligations under the Loan Documents, and that any such sale, assignment, participation or securitization may be to one or more financial institutions or other entities, to private investors, and/or into the public securities market-place, at Lender’s sole discretion. Guarantor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, the Guarantor, the Borrower, any partner of Borrower, any constituent partner of Borrower, any guarantor and any nonborrower trustor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment, participation, or securitization, Lender and parties to the same shall share in the rights and obligations of Lender set forth in the Loan Documents as and to the extent they shall agree among themselves. In connection with any such sale, assignment, participation, or securitization, Guarantor further agrees that this Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon request by Lender, Guarantor shall, within fifteen (15) days after request by Lender, (x) deliver to Lender and any other party designated by Lender an estoppel certificate verifying for the benefit of Lender and any other party designated by Lender the status and the terms and provisions of this Guaranty in form and substance acceptable to Lender, and (y) enter into such amendments or modifications to this Guaranty as may be reasonably required in order to facilitate any such sale, assignment, participation or securitization. The indemnity obligations of Guarantor under this Guaranty shall also apply with respect to any purchaser, assignee or participant.

9. Additional, Independent and Unsecured Obligations. This is a guaranty of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note and the other Loan Documents to which it is a party. Guarantor agrees that nothing contained in this Guaranty shall prevent Lender from suing to collect on the Note or from exercising concurrently or successively any rights available to it at law and/or in equity or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except for the Deed of Trust and as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any other security instrument unless such security instrument expressly recites that it secures this Guaranty.

10. Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Event of Default under the Loan Documents, with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, promptly upon demand all attorneys’ fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

11. Payments. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt (as defined in the Note) shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the Note is payable (or any other place as Beneficiary, in Beneficiary’s sole discretion, may have established by delivery of written notice thereof to Borrower and Guarantor) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (as hereinafter defined), until paid or otherwise cured as provided for herein.

12. Rules of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

13. Credit Reports. Each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on such legal entity and individual.

14. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Maryland, except to the extent preempted by Federal laws.

15. Miscellaneous. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

16. Additional Provisions. Such additional terms, covenants and conditions as may be set forth on any exhibit executed by Guarantor and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.

17. Enforceability. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

18. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LENDER OR GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THIS LOAN TO BORROWER.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

GUARANTOR:

PARK PLAZA II, L.L.C., a Delaware limited liability company

By: /s/ Oliver T. Carr

Name: Oliver T. Carr, III
Title: President